[COVER]

Oppenheimer Quest Opportunity Value Fund
Annual Report October 31, 1996

[PHOTO] Family at Farm

"We have
a lot of
IMPORTANT
goals, so we
need our
investment
to GROW
over time."

[LOGO]OPPENHEIMERFUNDS/R/

This Fund is for people who want the OPPORTUNITY
to pursue GROWTH over time for their long-term needs.
----
NEWS
----------------
BEAT THE AVERAGE
----------------
Cumulative Total Return for the
5-Year Period Ended 9/30/96:

Oppenheimer Quest
Opportunity Value Fund
Class A (at net asset value)(1)
-------
137.06%
-------
Lipper Flexible Portfolio Average
for 45 Flexible Portfolio Funds for
the 5-Year Period Ended 9/30/96(3)
------
71.56%
------

The Fund's Class A shares
are ranked ***** among 1,684 (3-year)
and 1,014 (5-year) equity
funds as of 9/30/96 by
MORNINGSTAR MUTUAL FUNDS.(4)

------------------------
HOW YOUR FUND IS MANAGED
------------------------
Oppenheimer Quest Opportunity Value Fund invests in stocks offering long-term growth potential, along with a mix of bonds and money market instruments. The Fund is structured to seek growth of capital using a value discipline.
-----------
PERFORMANCE
-----------
Total returns for the 12 months ended 9/30/96 for Class A, B and C shares were 18.93%, 18.30% and 18.35%, respectively, without deducting sales charges.(1)

Your Fund's average annual total returns for Class A shares for the 1- and 5-year periods ended 9/30/96 and since inception on 1/3/89 were 12.10%, 17.44% and 17.09%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 9/1/93 were 13.30% and 17.55%, respectively. For Class C shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 9/1/93 were 17.35% and 17.98%, respectively.(2)
-------
OUTLOOK
-------
"We are cautious, yet optimistic about the stock market in the near term. Although stock valuations are at high levels right now, we are still able to find good values at reasonable prices."

                                           Richard Glasebrook, Portfolio Manager
                                                                 October 31,1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. The Fund's sub-adviser is OpCap Advisors (formerly Quest for Value Advisors, the Fund's adviser until 11/22/95).
1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
2. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/3/89. The Fund's maximum sales charge rate for Class A shares was lower prior to 11/22/95, so actual results would have been greater. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus. Class B and C shares are subject to an annual .75% asset-based sales charge and Class A shares are subject to an annual .25% asset-based sales charge.
3. Source: Lipper Analytical Services, 9/30/96. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Quest Opportunity Value Fund is characterized by Lipper as a flexible portfolio fund. Lipper performance is based on total return and does not take sales charges into account.
4. Source: Morningstar Mutual Funds, 9/30/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 1-, 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures the underperformance of U.S. Treasury bill returns in those periods. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. The top 10% of funds in each investments class receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10%, 1 star. The 5-star current ranking is a weighted average of the 3- and 5-year rankings for the Fund's Class A shares, which were 5 and 5 stars, weighted 40% and 60%, respectively. The 1-year star ranking is 3 stars, but is not included in Morningstar's overall ranking calculations. There were 1,684 funds in the 1-year period. Rankings are subject to change monthly. The Fund's Class A, B and C shares have the same investment portfolio but different expenses.

 2  Oppenheimer Quest Opportunity Value Fund

[PHOTO]Bridget A. Macaskill
Bridget A. Macaskill
President
Oppenheimer
Quest Opportunity
Value Fund

DEAR SHAREHOLDER,

        Following a summer of uncertainty surrounding the economy and the stock market, the arrival of fall brought renewed vigor to both. Most notable, the Dow Jones Industrial Average broke out of its fluctuating pattern and burst through the once-unimaginable 6,000 mark, sending many stock prices to all-time highs. But as the Dow began accelerating faster than the economy, a debate erupted about how long this bull run could last.

        Looking back, the autumn rally was clearly a result of three main factors: solid corporate profits, low inflation and stabilized interest rates, all of which attracted investors to Wall Street. And though the stock market is currently highly valued, there continue to be a number of positive economic influences that may extend the market's uphill run.

        We consider the leading catalyst to be the robust returns from corporate America, where a strong economy boosted third-quarter earnings. To date, we're still witnessing a cycle of events that could maintain the appeal of these companies to investors. For example, corporate streamlining efforts, such as spinoffs of non-core businesses, and consolidation within industries are helping to increase the cash flow of many firms. In return, additional cash flows enable these companies to add shareholder value by initiating stock repurchasing programs. As corporations buy back record amounts of their own stocks, they are reducing the supply and thereby raising the book value of their outstanding shares, a move which further contributes to higher stock prices.

        Additionally, the demand for stocks remains strong, largely because, as many experts believe, investors are taking more responsibility for their retirement investments. Indeed, as the country's baby boomers near retirement, they are becoming increasingly aware of the need to secure their own financial future, because they expect less and less from standard company pensions or Social Security. As a result, equity mutual funds have become the fastest growing means by which these investors are seeking to achieve their long-term goals.

        While these signs appear favorable for many well-managed companies, stock valuations remain at historically high levels, causing us to become more cautious about the market overall. We do not, however, expect to see a significant market decline. In fact, we are confident that as long as corporate earnings stay healthy, there will continue to be numerous investment opportunities available to fill the demand for stocks. Nevertheless, it is becoming more difficult to uncover true values and justify higher prices. Therefore, we believe the correct approach to take at this point is to carefully evaluate companies based on individual merits, such as strong management, fundamental business policies and long-term prospects for the future.

        Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/Bridget A. Macaskill
Bridget A. Macaskill

November 21, 1996

 3  Oppenheimer Quest Opportunity Value Fund

RICHARD GLASEBROOK
Portfolio Manager

Q + A

               An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PAST FISCAL YEAR?
The Fund performed well, even throughout the uncertainty that punctuated this summer's stock and bond markets. By the end of the fiscal period the markets were looking up, particularly the stock market, which went on to set one record high after another. As a result of both rebounding markets and careful stock analysis, Oppenheimer Quest Opportunity Value Fund finished 12th out of 178 flexible portfolio funds ranked by Lipper Analytical Services for the 1-year period ended 9/30/96.(1)

WHAT CHARACTERISTICS DO YOU LOOK FOR WHEN EVALUATING STOCKS FOR THE PORTFOLIO? Our investment philosophy centers on choosing individual stocks of companies that are currently undervalued in the stock market, yet have the potential for superior performance. The criteria we primarily look for include a combination of sound business policies, above-average investment returns, sustainable or improving profits and management teams that focus on benefiting shareholders.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE THIS PERIOD?
The financial stocks in the portfolio continued to enhance the Fund's performance, largely due to the modest decline in interest rates and the public's mistaken belief that declining interest rates are good for the stock market. The fundamentals of the financials we own are not dependent on changes in interest rates; rather they owe their economic success to the franchise nature of their businesses.

        Our investments in individual aerospace companies also did particularly well. Most notable was a profitable aircraft producer, which appears to have some excellent prospects for the near future because of its expanding commercial aircraft business. In turn, we expect the firm to report record earnings next year in this revitalized area. And, though some analysts regard these stocks as fully valued, we expect that they will benefitthe Fund for some time.(2)

DID ANY INVESTMENTS OR MARKET FACTORS WORK AGAINST THE FUND THIS PERIOD?
We do own stock in a major railroad that did not perform particularly well over the last six months. This disappointment resulted from the company's effort to refocus its energy and resources on its main business. Most often, these endeavors eventually succeed in increasing the value of a business's stock.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We are cautious, yet optimistic about the stock market in the near term. Although stock valuations are at high levels right now, we are still able to find good values at le reasonabprices. Our investment strategy entails carefully evaluating companies based on heir tindividual merits, rather than tailoring a portfolio whose success is contingent on the health of the economy. Therefore, we are confident that the Fund will continue to surpass the performance of its peers over the long term.//

1. Source: Lipper Analytical Services, 9/30/96. Oppenheimer Quest Opportunity Value Fund was ranked 1st out of 45 funds in its category for the 5-year period ended 9/30/96. Oppenheimer Quest Opportunity Value Fund is characterized by Lipper as a flexible portfolio fund. Lipper performance is based on total return and does not take sales charges into account.
2. The Fund's portfolio is subject to change.

 4  Oppenheimer Quest Opportunity Value Fund

FINANCIALS

========
Contents

STATEMENT OF INVESTMENTS                   6
STATEMENT OF ASSETS & LIABILITIES          9
STATEMENT OF OPERATIONS                   10
STATEMENTS OF CHANGES IN NET ASSETS       11
FINANCIAL HIGHLIGHTS                      12
NOTES TO FINANCIAL STATEMENTS             14
REPORT OF INDEPENDENT ACCOUNTANTS         17
FEDERAL INCOME TAX INFORMATION            18

 5  Oppenheimer Quest Opportunity Value Fund


         =========================================
         STATEMENT OF INVESTMENTS October 31, 1996


                                                                                               FACE                 MARKET VALUE
                                                                                               AMOUNT               SEE NOTE 1
===================================================================================================================================
SHORT-TERM NOTES - 18.2%
-----------------------------------------------------------------------------------------------------------------------------------
         Corporate Asset Funding Co., Inc., 5.35%, 11/21/96                     (3)            $22,400,000          $   22,333,422
           ------------------------------------------------------------------------------------------------------------------------
         Deere (John) Capital Corp., 5.25%, 12/3/96                             (3)             46,991,000              46,771,708
           ------------------------------------------------------------------------------------------------------------------------
         Deere (John) Capital Corp., 5.27%, 11/4/96                             (3)             21,732,000              21,722,456
           ------------------------------------------------------------------------------------------------------------------------
         Ford Motor Credit Co., 5.25%, 11/4/96                                  (3)             49,762,000              49,740,403
           ------------------------------------------------------------------------------------------------------------------------
         General Electric Capital Corp., 5.40%, 11/12/96                        (3)             32,156,000              32,104,515
           ------------------------------------------------------------------------------------------------------------------------
         Goldman Sachs & Co., 5.26%, 11/18/96                                   (3)             10,920,000              10,892,876
           ------------------------------------------------------------------------------------------------------------------------
         Household Finance Corp., 5.25%, 11/26/96                               (3)             39,673,000              39,528,359
           ------------------------------------------------------------------------------------------------------------------------
         IBM Credit Corp., 5.23%, 11/21/96                                      (3)             61,665,000              61,485,681
           ------------------------------------------------------------------------------------------------------------------------
         Merrill Lynch & Co., Inc., 5.30%, 11/7/96                              (3)             43,262,000              43,223,833
                                                                                                                    ---------------
         Total Short-Term Notes (Cost $327,803,253)                                                                    327,803,253

===================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
         U.S. Treasury Nts.:
         7.50%, 11/15/01-5/15/02                                                                 2,000,000               2,122,382
         7.875%, 4/15/98-8/15/01                                                                 1,100,000               1,156,912
                                                                                                                    ---------------

         Total U.S. Government Obligations (Cost $3,160,479)                                                             3,279,294

                                                                                               SHARES
===================================================================================================================================
COMMON STOCKS - 80.9%
-----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 9.2%
-----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 5.0%
           ------------------------------------------------------------------------------------------------------------------------
         Du Pont (E.I.) De Nemours & Co.                                                           800,000              74,200,000
           ------------------------------------------------------------------------------------------------------------------------
         Hercules, Inc.                                                                             90,000               4,286,250
           ------------------------------------------------------------------------------------------------------------------------
         Monsanto Co.                                                                              275,000              10,896,875
                                                                                                                    ---------------
                                                                                                                        89,383,125
-----------------------------------------------------------------------------------------------------------------------------------
METALS - 2.5%
           ------------------------------------------------------------------------------------------------------------------------
         Freeport-McMoRan Copper & Gold, Inc., Cl. B                                             1,500,000              45,562,500
-----------------------------------------------------------------------------------------------------------------------------------
PAPER - 1.7%
           ------------------------------------------------------------------------------------------------------------------------
         Champion International Corp.                                                              700,000              30,450,000
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 11.1%
-----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 7.0%
           ------------------------------------------------------------------------------------------------------------------------
         AMR Corp.                                                              (1)                350,000              29,400,000
           ------------------------------------------------------------------------------------------------------------------------
         Harrah's Entertainment, Inc.                                           (1)                700,000              11,725,000
           ------------------------------------------------------------------------------------------------------------------------
         Mattel, Inc.                                                                            1,943,000              56,104,125
           ------------------------------------------------------------------------------------------------------------------------
         McDonald's Corp.                                                                          650,000              28,843,750
                                                                                                                    ---------------
                                                                                                                       126,072,875
-----------------------------------------------------------------------------------------------------------------------------------
MEDIA - 1.9%
           ------------------------------------------------------------------------------------------------------------------------
         Tele-Communications, Inc. (New), TCI Group, Series A                   (1)              2,800,000              34,825,000

 6  Oppenheimer Quest Opportunity Value Fund


         ====================================
         STATEMENT OF INVESTMENTS (Continued)


                                                                                                                    MARKET VALUE
                                                                                               SHARES               SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 2.2%
           ------------------------------------------------------------------------------------------------------------------------
         VF Corp.                                                                                  600,000          $   39,225,000
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 2.7%
-----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES - 1.1%
           ------------------------------------------------------------------------------------------------------------------------
         PepsiCo, Inc.                                                                             650,000              19,256,250
-----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.6%
           ------------------------------------------------------------------------------------------------------------------------
         Becton, Dickinson & Co.                                                                   650,000              28,275,000
-----------------------------------------------------------------------------------------------------------------------------------
ENERGY - 1.9%
-----------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED - 1.9%
           ------------------------------------------------------------------------------------------------------------------------
         Triton Energy Corp.                                                    (1)                379,700              16,944,112
           ------------------------------------------------------------------------------------------------------------------------
         Union Pacific Resources Group, Inc.                                                       635,209              17,468,248
                                                                                                                    ---------------
                                                                                                                        34,412,360
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 31.7%
-----------------------------------------------------------------------------------------------------------------------------------
BANKS - 11.8%
           ------------------------------------------------------------------------------------------------------------------------
         Citicorp                                                                                  900,000              89,100,000
           ------------------------------------------------------------------------------------------------------------------------
         Mellon Bank Corp.                                                                         150,000               9,768,750
           ------------------------------------------------------------------------------------------------------------------------
         Wells Fargo & Co.                                                                         425,000             113,528,125
                                                                                                                    ---------------
                                                                                                                       212,396,875
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 11.6%
           ------------------------------------------------------------------------------------------------------------------------
         American Express Co.                                                                      250,000              11,750,000
           ------------------------------------------------------------------------------------------------------------------------
         Countrywide Credit Industries, Inc.                                                     2,200,000              62,700,000
           ------------------------------------------------------------------------------------------------------------------------
         Federal Home Loan Mortgage Corp.                                                          710,000              71,710,000
           ------------------------------------------------------------------------------------------------------------------------
         Federal National Mortgage Assn.                                                         1,250,000              48,906,250
           ------------------------------------------------------------------------------------------------------------------------
         First Empire State Corp.                                                                   34,100               8,755,175
           ------------------------------------------------------------------------------------------------------------------------
         Transamerica Corp.                                                                         60,000               4,552,500
                                                                                                                    ---------------
                                                                                                                       208,373,925
-----------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 8.3%
           ------------------------------------------------------------------------------------------------------------------------
         ACE Ltd.                                                                                1,450,000              79,387,500
           ------------------------------------------------------------------------------------------------------------------------
         AFLAC, Inc.                                                                               400,000              16,050,000
           ------------------------------------------------------------------------------------------------------------------------
         EXEL Ltd.                                                                                 600,000              22,800,000
           ------------------------------------------------------------------------------------------------------------------------
         Travelers/Aetna Property Casualty Corp., Cl. A                                          1,000,000              30,000,000
                                                                                                                    ---------------
                                                                                                                       148,237,500
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 7.6%
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.3%
           ------------------------------------------------------------------------------------------------------------------------
         Donnelley (R.R.) & Sons Co.                                                               778,400              23,643,900
-----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 4.1%
           ------------------------------------------------------------------------------------------------------------------------
         Tenneco, Inc.                                                                           1,500,000              74,250,000
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 2.2%
           ------------------------------------------------------------------------------------------------------------------------
         Union Pacific Corp.                                                                       700,000              39,287,500
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 16.7%
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 9.7%
           ------------------------------------------------------------------------------------------------------------------------
         Alliant Techsystems, Inc.                                              (1)                210,000              10,263,750
           ------------------------------------------------------------------------------------------------------------------------
         Lockheed Martin Corp.                                                                     450,000              40,331,250
           ------------------------------------------------------------------------------------------------------------------------
         McDonnell Douglas Corp.                                                                 2,000,000             109,000,000
           ------------------------------------------------------------------------------------------------------------------------
         Northrop Grumman Corp.                                                                    170,000              13,727,500
                                                                                                                    ---------------
                                                                                                                       173,322,500

 7  Oppenheimer Quest Opportunity Value Fund


         ====================================
         STATEMENT OF INVESTMENTS (Continued)


                                                                                                                    MARKET VALUE
                                                                                               SHARES               SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 7.0%
           ------------------------------------------------------------------------------------------------------------------------
         Intel Corp.                                                                               350,000          $   38,456,250
           ------------------------------------------------------------------------------------------------------------------------
         Loral Space & Communications Ltd.                                      (1)                500,000               7,937,500
           ------------------------------------------------------------------------------------------------------------------------
         National Semiconductor Corp.                                           (1)              2,200,000              42,350,000
           ------------------------------------------------------------------------------------------------------------------------
         Unitrode Corp.                                                         (1)(2)             635,000              15,240,000
           ------------------------------------------------------------------------------------------------------------------------
         Varian Associates, Inc.                                                                   500,000              22,562,500
                                                                                                                    ---------------
                                                                                                                       126,546,250
                                                                                                                    ---------------
         Total Common Stocks (Cost $1,182,351,086)                                                                   1,453,520,560

                                                                                               UNITS
===================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
         Laboratory Corp. of America Holdings Wts., Exp. 4/00 (Cost $81)                                34                       6

           ------------------------------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS, AT VALUE (COST $1,513,314,899)                                           99.3%           1,784,603,113
           ------------------------------------------------------------------------------------------------------------------------
         OTHER ASSETS NET OF LIABILITIES                                                              0.7               12,462,207
                                                                                                    ------          ---------------
         NET ASSETS                                                                                 100.0%          $1,797,065,320
                                                                                                    ======          ===============

1.  Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended October 31, 1996. The aggregate fair value of all securities of affiliated companies as of October 31, 1996 amounted to $15,240,000. Transactions during the year in which the issuer was an affiliate were as follows:


                   BALANCE OCTOBER 31, 1995     GROSS ADDITIONS              GROSS REDUCTIONS        BALANCE OCTOBER 31, 1996
                   ------------------------     ------------------------     -------------------     -------------------------
                   SHARES        COST           SHARES        COST           SHARES        COST      SHARES        COST
------------------------------------------------------------------------------------------------------------------------------
Unitrode Corp.     440,000       $7,822,514     195,000       $4,538,182       --          $  --     635,000       $12,360,696

3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
See accompanying Notes to Financial Statements.

 8  Oppenheimer Quest Opportunity Value Fund


                            ====================================================
                            STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1996

===================================================================================================================================
ASSETS                      Investments, at value - see accompanying statement:
                            Unaffiliated companies (cost $1,500,954,203)                                            $1,769,363,113
                            Affiliated companies (cost $12,360,696)                                                     15,240,000
                            -------------------------------------------------------------------------------------------------------
                            Receivables:
                            Shares of beneficial interest sold                                                          15,413,444
                            Investments sold                                                                             3,203,943
                            Interest and dividends                                                                       1,892,997
                            -------------------------------------------------------------------------------------------------------
                            Other                                                                                           53,267
                                                                                                                    ---------------
                            Total assets                                                                             1,805,166,764

===================================================================================================================================
LIABILITIES                 Bank overdraft                                                                               1,930,323
                            -------------------------------------------------------------------------------------------------------
                            Payables and other liabilities:
                            Shares of beneficial interest redeemed                                                       5,228,198
                            Distribution and service plan fees                                                             364,577
                            Shareholder reports                                                                            176,809
                            Transfer and shareholder servicing agent fees                                                   72,664
                            Trustees' fees                                                                                   4,339
                            Other                                                                                          324,534
                                                                                                                    ---------------
                            Total liabilities                                                                            8,101,444

===================================================================================================================================
NET ASSETS                                                                                                          $1,797,065,320
                                                                                                                    ===============
===================================================================================================================================
COMPOSITION OF              Par value of shares of beneficial interest                                              $      605,389
NET ASSETS                  -------------------------------------------------------------------------------------------------------
                            Additional paid-in capital                                                               1,470,129,617
                            -------------------------------------------------------------------------------------------------------
                            Undistributed net investment income                                                          4,559,188
                            -------------------------------------------------------------------------------------------------------
                            Accumulated net realized gain on investment transactions                                    50,482,912
                            -------------------------------------------------------------------------------------------------------

                            Net unrealized appreciation on investments - Note 3                                        271,288,214
                                                                                                                    ---------------
                            Net assets                                                                              $1,797,065,320
                                                                                                                    ===============
===================================================================================================================================
NET ASSET VALUE             Class A Shares:
PER SHARE                   Net asset value and redemption price per share (based on net assets
                            of $897,492,843 and 30,027,387 shares of beneficial interest outstanding)                       $29.89
                            Maximum offering price per share (net asset value plus sales charge
                            of 5.75% of offering price)                                                                     $31.71
                            -------------------------------------------------------------------------------------------------------
                            Class B Shares:
                            Net asset value, redemption price and offering price per share (based on net
                            assets of $718,506,133 and 24,363,704 shares of beneficial interest outstanding)                $29.49
                            -------------------------------------------------------------------------------------------------------
                            Class C Shares:
                            Net asset value, redemption price and offering price per share (based on net
                            assets of $181,066,344 and 6,147,790 shares of beneficial interest outstanding)                 $29.45

                            See accompanying Notes to Financial Statements.


 9  Oppenheimer Quest Opportunity Value Fund


                            ===========================================================
                            STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1996

===================================================================================================================================
INVESTMENT INCOME           Dividends                                                                               $   15,726,695
                            -------------------------------------------------------------------------------------------------------
                            Interest                                                                                    10,119,315
                                                                                                                    ---------------
                            Total income                                                                                25,846,010

===================================================================================================================================
EXPENSES                    Management fees - Note 4                                                                    10,467,117
                            -------------------------------------------------------------------------------------------------------
                            Distribution and service plan fees - Note 4:
                            Class A                                                                                      3,013,798
                            Class B                                                                                      4,265,674
                            Class C                                                                                      1,054,091
                            -------------------------------------------------------------------------------------------------------
                            Transfer agent and accounting service fees - Note 4                                          1,210,208
                            -------------------------------------------------------------------------------------------------------
                            Registration and filing fees:
                            Class A                                                                                        222,693
                            Class B                                                                                        211,200
                            Class C                                                                                         55,090
                            -------------------------------------------------------------------------------------------------------
                            Shareholder reports                                                                            476,840
                            -------------------------------------------------------------------------------------------------------
                            Custodian fees and expenses                                                                     69,141
                            -------------------------------------------------------------------------------------------------------
                            Legal and auditing fees                                                                         42,793
                            -------------------------------------------------------------------------------------------------------
                            Trustees' fees and expenses                                                                     32,900
                            -------------------------------------------------------------------------------------------------------
                            Other                                                                                          146,120
                                                                                                                    ---------------
                                Total expenses                                                                          21,267,665

===================================================================================================================================
NET INVESTMENT INCOME                                                                                                    4,578,345

===================================================================================================================================
REALIZED AND                Net realized gain on investments                                                            50,530,759
UNREALIZED GAIN             -------------------------------------------------------------------------------------------------------
                            Net change in unrealized appreciation or depreciation on investments                       171,894,684
                                                                                                                    ---------------

                            Net realized and unrealized gain                                                           222,425,443

===================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $  227,003,788
                                                                                                                    ===============

                            See accompanying Notes to Financial Statements.

10  Oppenheimer Quest Opportunity Value Fund


                            ===================================
                            STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED OCTOBER 31,
                                                                                               1996                1995
===================================================================================================================================
OPERATIONS                  Net investment income                                              $    4,578,345      $    3,208,043
                            -------------------------------------------------------------------------------------------------------
                            Net realized gain                                                      50,530,759            8,125,065
                                                                                               ------------------------------------
                            Net change in unrealized appreciation or depreciation                 171,894,684           85,013,107
                                                                                               ------------------------------------
                            Net increase in net assets resulting
                            from operations                                                       227,003,788           96,346,215

===================================================================================================================================
DIVIDENDS AND               Dividends from net investment income:
DISTRIBUTIONS               Class A                                                                (2,200,923)          (1,066,642)
TO SHAREHOLDERS             Class B                                                                  (693,117)            (335,822)
                            Class C                                                                  (168,699)             (56,920)
                            -------------------------------------------------------------------------------------------------------
                            Distributions from net realized gain:
                            Class A                                                                (4,714,005)          (5,314,298)
                            Class B                                                                (2,813,903)          (1,562,718)
                            Class C                                                                  (632,754)            (267,734)

===================================================================================================================================
BENEFICIAL INTEREST         Net increase in net assets resulting from
TRANSACTIONS                beneficial interest transactions - Note 2:
                            Class A                                                               414,067,613          147,252,112
                            Class B                                                               420,725,129          148,442,302
                            Class C                                                               111,981,077           37,128,874

===================================================================================================================================
NET ASSETS                  Total increase                                                      1,162,554,206          420,565,369
                            -------------------------------------------------------------------------------------------------------
                            Beginning of period                                                   634,511,114          213,945,745
                                                                                               ------------------------------------
                            End of period (including undistributed net investment
                            income of $4,559,188 and $3,043,582, respectively)                 $1,797,065,320       $  634,511,114
                                                                                               ====================================

                            See accompanying Notes to Financial Statements.

11  Oppenheimer Quest Opportunity Value Fund


                                              ====================
                                              FINANCIAL HIGHLIGHTS

                                              CLASS A
                                              -------------------------------------------------------------

                                              YEAR ENDED OCTOBER 31,
                                              1996(2)      1995         1994         1993         1992
===========================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period          $24.59       $19.69       $18.71       $16.73       $14.29
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .10          .23(3)       .18(3)       .35(3)       .09(3)
Net realized and unrealized gain (loss)         5.62         5.40         1.35         2.02         2.93
-----------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                      5.72         5.63         1.53         2.37         3.02
-----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.13)        (.12)        (.33)        (.07)        (.03)
Distributions from net realized gain            (.29)        (.61)        (.22)        (.32)        (.55)
-----------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                 (.42)        (.73)        (.55)        (.39)        (.58)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                $29.89       $24.59       $19.69       $18.71       $16.73
                                              =============================================================

===========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)            23.56%       29.88%        8.41%       14.34%       21.93%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $897,493     $367,240     $163,340     $127,225     $40,563
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $609,303     $251,626     $136,623     $ 87,864     $22,081
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           0.64%        1.02%        0.96%        2.69%        0.72%
Expenses                                        1.62%        1.69%        1.78%        1.83%        2.27%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                      25.4%        21.0%        42.0%        24.0%        32.0%
Average brokerage commission rate(7)          $0.0599          --           --           --           --

1. For the period from September 1, 1993 (inception of offering) to October 31, 1993.
2. On November 22, 1995, OppenheimerFunds, Inc. became the investment adivser to the Fund.
3. Based on average shares outstanding for the period.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

12  Oppenheimer Quest Opportunity Value Fund


                                              ====================
                                              FINANCIAL HIGHLIGHTS

                                              CLASS B                                     CLASS C
                                              ----------------------------------------    ------------------------------------------

                                              YEAR ENDED OCTOBER 31,                      YEAR ENDED OCTOBER 31,
                                              1996(2)    1995       1994       1993(1)    1996(2)    1995       1994       1993(1)
====================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period          $24.33     $19.59     $18.70     $18.73     $24.31     $19.58     $18.70     $18.73
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .05        .11(3)     .08(3)     .02(3)     .06        .08(3)     .08(3)     .02(3)
Net realized and unrealized gain (loss)         5.47       5.36       1.34       (.05)      5.44       5.38       1.33       (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                      5.52       5.47       1.42       (.03)      5.50       5.46       1.41       (.03)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.07)      (.12)      (.31)        --       (.07)      (.12)      (.31)        --
Distributions from net realized gain            (.29)      (.61)      (.22)        --       (.29)      (.61)      (.22)        --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                 (.36)      (.73)      (.53)        --       (.36)      (.73)      (.53)        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $29.49     $24.33     $19.59     $18.70     $29.45     $24.31     $19.58     $18.70
                                              ======================================================================================

====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)            22.92%    29.19%     7.84%      (0.16)%    22.89%     29.16%       8.06%    (0.16)%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $718,506   $217,663   $43,317      $2,115   $181,066   $49,608    $7,289       $313
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $426,358   $116,523   $16,216      $1,175   $105,445   $24,168    $2,709       $172
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            0.12%      0.48%     0.43%     1.32%(5)     0.12%     0.37%     0.43%     1.13%(5)
Expenses                                         2.14%      2.21%     2.34%     2.52%(5)     2.14%     2.31%     2.35%     2.52%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       25.4%      21.0%     42.0%     24.0%        25.4%     21.0%     42.0%        24.0%
Average brokerage commission rate(7)          $0.0599         --        --        --      $0.0599        --        --           --

5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $934,199,923 and $242,712,115, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

13  Oppenheimer Quest Opportunity Value Fund

     =============================
     NOTES TO FINANCIAL STATEMENTS
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES
     Oppenheimer Quest Opportunity Value Fund (the Fund), formerly named Quest for Value Opportunity Fund, a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital over time through investments in a diversified portfolio of common stocks, bonds and cash equivalents. On November 22, 1995, OCC Distributors (previously Quest for Value Distributors), OpCap Advisors (previously Quest for Value Advisors) and their parent Oppenheimer Capital consummated a transaction with OppenheimerFunds, Inc. (the Manager), which resulted in the sale to the Manager of certain mutual fund assets of OCC Distributors and OpCap Advisors, including the transfer of Quest for Value Funds and the use of the name "Quest for Value." As part of the transaction, the Fund entered into an investment advisory agreement with the Manager and the Manager entered into a sub-advisory agreement with OpCap Advisors (the former Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
     ---------------------------------------------------------------------------
     INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
     ---------------------------------------------------------------------------
     ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
     ---------------------------------------------------------------------------
     FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     ---------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
     ---------------------------------------------------------------------------
     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
     (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.
     ---------------------------------------------------------------------------
     OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

14  Oppenheimer Quest Opportunity Value Fund

=========================================
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================
2.   SHARES OF BENEFICIAL INTEREST
     The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                YEAR ENDED OCTOBER 31, 1996          YEAR ENDED OCTOBER 31, 1995
                                                ----------------------------         -----------------------------
                                                SHARES         AMOUNT                SHARES          AMOUNT
     -------------------------------------------------------------------------------------------------------------
     Class A:
     Sold                                       18,898,662     $520,099,622           9,028,138      $201,988,591
     Dividends and distributions
     reinvested                                    261,183        6,621,016             328,864         6,034,648
     Redeemed                                   (4,066,611)    (112,653,025)         (2,718,312)      (60,771,127)
                                                -----------    -------------         -----------     -------------
     Net increase                               15,093,234     $414,067,613           6,638,690      $147,252,112
                                                ===========    =============         ===========     =============
     -------------------------------------------------------------------------------------------------------------
     Class B:
     Sold                                       16,806,769     $458,977,376           7,259,921      $160,670,137
     Dividends and distributions
     reinvested                                    132,115        3,318,700              98,923         1,804,130
     Redeemed                                   (1,520,680)     (41,570,947)           (624,721)      (14,031,965)
                                                -----------    -------------          ----------     -------------
     Net increase                               15,418,204     $420,725,129           6,734,123      $148,442,302
                                                ============   =============          ==========     =============
     -------------------------------------------------------------------------------------------------------------
     Class C:
     Sold                                        4,681,623     $127,733,287           1,828,198      $ 40,882,367
     Dividends and distributions
     reinvested                                     30,694          770,104              17,240           314,274
     Redeemed                                     (605,328)     (16,522,314)           (176,839)       (4,067,767)
                                                ------------   -------------          -----------    -------------
     Net increase                                4,106,989     $111,981,077            1,668,599     $ 37,128,874
                                                ============   =============          ===========    =============

================================================================================
3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
    At October 31, 1996, net unrealized appreciation on investments of $271,288,214 was composed of gross appreciation of $296,904,569, and gross depreciation of $25,616,355.
================================================================================
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% on the first $400 million of average annual net assets, 0.90% on the next $400 million and 0.85% on net assets in excess of $800 million. Prior to November 22, 1995, management fees were paid to the former Manager at an annual rate of 1.00%. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred. Prior to November 22, 1995, accounting service fees were paid monthly to the former Manager.

    Effective November 22, 1995, the Manager pays OpCap Advisors (the Sub-Adviser) a monthly fee based on the fee schedule set forth in the Prospectus. For the period ended October 31, 1996, the Manager paid $3,644,956 to the Sub-Adviser.

    For the year ended October 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $8,912,792, of which $2,935,080 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $16,293,508 and $1,170,910, of which $389,332 and $12,899, respectively, were paid to an affiliated broker/dealer. During the year ended October 31, 1996, OFDI received contingent deferred sales charges of $815,351 and $33,700, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the period ended October 31, 1996, the Fund paid OFS $1,153,517.

15  Oppenheimer Quest Opportunity Value Fund

    =========================================
    NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
    The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1996, OFDI paid $29,921 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

    The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1996, OFDI paid $1,057 to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $3,743,612 and $762,915, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At October 31, 1996, OFDI had incurred unreimbursed expenses of $14,779,796 for Class B and $1,248,251 for Class C.

16  Oppenheimer Quest Opportunity Value Fund

     =================================
     REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
     To the Board of Trustees and Shareholders of Oppenheimer Quest Opportunity Value Fund

     In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund (formerly Quest for Value Opportunity Fund, one of the portfolios constituting Oppenheimer Quest for Value Funds, formerly Quest for Value Family of Funds, hereafter referred to as the Fund) at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

     Price Waterhouse LLP

     Denver, Colorado
     November 21, 1996

17  Oppenheimer Quest Opportunity Value Fund

     ==========================================
     FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
     In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $0.4186, $0.3557 and $0.3615 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 28, 1995, of which, for each class of shares, $0.225 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gain).

     Dividends paid by the Fund during the fiscal year ended October 31, 1996 which are not designated as capital gain distributions should be multiplied by 61.70% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

18  Oppenheimer Quest Opportunity Value Fund

     ========================================
     OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
     A Series of Oppenheimer Quest for Value Funds

================================================================================
     OFFICERS AND TRUSTEES         Bridget A. Macaskill, Chairman of the
                                           Board of Trustees and President
                                   Paul Y. Clinton, Trustee
                                   Thomas W. Courtney, Trustee
                                   Lacy B. Herrmann, Trustee
                                   George Loft, Trustee
                                   Robert C. Doll, Jr., Vice President
                                   George C. Bowen, Treasurer
                                   Robert J. Bishop, Assistant Treasurer
                                   Scott T. Farrar, Assistant Treasurer
                                   Andrew J. Donohue, Secretary
                                   Robert G. Zack, Assistant Secretary

================================================================================
     INVESTMENT ADVISER            OppenheimerFunds, Inc.

================================================================================
     SUB-ADVISER                   OpCap Advisors

================================================================================
     DISTRIBUTOR                   OppenheimerFunds Distributor, Inc.

================================================================================
     TRANSFER AND                  OppenheimerFunds Services
     SHAREHOLDER SERVICING
     AGENT

================================================================================
     CUSTODIAN OF PORTFOLIO        State Street Bank and Trust Company
     SECURITIES

================================================================================
     INDEPENDENT ACCOUNTANTS       Price Waterhouse LLP

================================================================================
     LEGAL COUNSEL                 Gordon Altman Butowsky Weitzen Shalov & Wein

     This is a copy of a report to shareholders of Oppenheimer Quest Opportunity Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Opportunity Value Fund. For material information concerning the Fund, see the Prospectus.

     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

19  Oppenheimer Quest Opportunity Value Fund

[BACK COVER]


INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
--------------
1-800-525-7048
--------------

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
--------------
1-800-852-8457
--------------

PHONELINK
24 hours a day, automated
information and transactions
--------------
1-800-533-3310
--------------

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
--------------
1-800-843-4461
--------------

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
--------------
1-800-835-3104
--------------

RA0236.001.1096 December 31, 1996
------------------------------------------------------------------------------

"HOW MAY I HELP YOU?"                [PHOTO]Customer Service Representative

                              Customer Service Representative
                              OppenheimerFunds Services

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.
     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
     So call us today--we're here to help.
------------------------------------------------------------------------------
[LOGO] OPPENHEIMERFUNDS-R-                                      --------------
       OppenheimerFunds Distributor, Inc.                       Bulk Rate
       P.O. Box 5270                                            U.S. Postage
       Denver, CO 80217-5270                                    PAID
                                                                Permit No. 469
                                                                Denver, CO
                                                                --------------